EXHIBIT 23.1
                                                       Consent of Horwitz & Beam

                          CONSENT OF HORWITZ & BEAM

      We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-8 of our opinion dated May 14, 1998 relating to the registration of the Securities, as therein defined, of CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, which is attached as Exhibit 5 therein.

Dated: May 14, 1998                        HORWITZ & BEAM, INC.,
                                           a California corporation

                                           By: /s/ LAWRENCE W. HORWITZ
                                               -----------------------
                                                   Lawrence W. Horwitz
                                           Its: Vice President